Exhibit 10.1


================================================================================


                                CREDIT AGREEMENT

                         dated as of September 16, 2008

                                      among

                                DST REALTY, INC.
                        WESTSIDE INDUSTRIAL PARK, L.L.C.
                         DST REALTY OF CALIFORNIA, INC.
                                       and
                          DST REALTY CONNECTICUT, INC.

                                as the Borrowers

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                                   as Lenders

                                BANK OF THE WEST,
                  as a Lender, Administrative Agent, Arranger,
                              and Syndication Agent

                                       and

                            ENTERPRISE BANK & TRUST,
                      as a Lender and Syndication Co-Agent


    The PrivateBank and Trust Company and Sumitomo Mitsui Banking Corporation
                           each as Documentation Agent

================================================================================

                                Table of Contents


                                                                                          Page


SECTION 1 DEFINITIONS; OTHER INTERPRETIVE PROVISIONS;  ACCOUNTING PRINCIPLES................1
          1.1      DEFINITIONS..............................................................1
          1.2      OTHER INTERPRETIVE PROVISIONS...........................................14
          1.3      ACCOUNTING PRINCIPLES...................................................15

SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING PROCEDURES.................................15
          2.1      COMMITMENTS.............................................................15
          2.2      COMMITMENTS SEVERAL.....................................................15
          2.3      INCREASE IN LOAN........................................................15

SECTION 3 LOAN ACCOUNTS; REPAYMENT; NOTES..................................................16
          3.1      LOAN ACCOUNT............................................................16
          3.2      NOTES...................................................................16
          3.3      REPAYMENT...............................................................16

SECTION 4 INTEREST.........................................................................16
          4.1      INTEREST RATES..........................................................16
          4.2      INTEREST PAYMENT DATES..................................................17
          4.3      SETTING AND NOTICE OF LIBO RATES........................................17
          4.4      COMPUTATION OF INTEREST.................................................17
          4.5      HEDGING AGREEMENTS......................................................17

SECTION 5 FEES. 17
          5.1      AGENTS' AND ARRANGER'S FEES.............................................17

SECTION 6 PREPAYMENTS......................................................................18
          6.1      PREPAYMENTS.............................................................18
          6.2      MANNER OF PREPAYMENTS; APPLICATION TO ALLOCATED AMOUNTS.................18
          6.3      TERM OF THE LOANS.......................................................19

SECTION 7 MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES..................................19

          7.1      MAKING OF PAYMENTS......................................................19
          7.2      DUE DATE MODIFICATION...................................................19
          7.3      SETOFF..................................................................19




          7.4      PRORATION OF PAYMENTS...................................................19
          7.5      TAXES...................................................................19

SECTION 8 INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS..............................21
          8.1      INCREASED COSTS.........................................................21
          8.2      BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR................22
          8.3      CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL...........................23
          8.4      FUNDING LOSSES..........................................................23
          8.5      DISCRETION OF LENDERS AS TO MANNER OF FUNDING...........................23
          8.6      MITIGATION OF CIRCUMSTANCES; REPLACEMENT OF LENDERS.....................23
          8.7      CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS....................24

SECTION 9 REPRESENTATIONS AND WARRANTIES...................................................24
          9.1      ORGANIZATION, ETC.......................................................24
          9.2      AUTHORIZATION; NO CONFLICT..............................................24
          9.3      VALIDITY AND BINDING NATURE.............................................25
          9.4      COMPLIANCE WITH LAWS....................................................25
          9.5      FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.........................25
          9.6      LITIGATION AND CONTINGENT LIABILITIES...................................25
          9.7      OWNERSHIP OF PROPERTIES; LIENS..........................................26
          9.8      ORGANIZATIONAL CHART OF LOAN PARTIES....................................26
          9.9      ERISA COMPLIANCE........................................................26
          9.10     INVESTMENT COMPANY ACT..................................................26
          9.11     REGULATION U............................................................26
          9.12     TAXES...................................................................26
          9.13     ENVIRONMENTAL COMPLIANCE................................................27
          9.14     INFORMATION.............................................................27
          9.15     SOLVENCY................................................................27
          9.16     INSURANCE...............................................................27
          9.17     NO DEFAULT..............................................................27
          9.18     CASUALTY, ETC...........................................................28
          9.19     LABOR MATTERS...........................................................28
          9.20     COLLATERAL DOCUMENTS....................................................28
          9.21     DEBT....................................................................28
          9.22     FLOOD HAZARD AREAS......................................................28





          9.23     USE OF PROCEEDS.........................................................28

SECTION 10 COVENANTS.......................................................................28
          10.1     REPORTS, CERTIFICATES AND OTHER INFORMATION.............................28
          10.2     BOOKS, RECORDS AND INSPECTIONS..........................................31
          10.3     INSURANCE...............................................................31
          10.4     COMPLIANCE WITH LAWS; PAYMENT OF OBLIGATIONS............................32
          10.5     MAINTENANCE OF EXISTENCE, ETC...........................................32
          10.6     LIMITATIONS ON DEBT.....................................................32
          10.7     LIENS...................................................................33
          10.8     BUSINESS................................................................33
          10.9     [INTENTIONALLY OMITTED].................................................33
          10.10    INVESTMENTS.............................................................34
          10.11    MERGERS, CONSOLIDATIONS, SALES..........................................34
          10.12    USE OF PROCEEDS.........................................................34
          10.13    INCONSISTENT AGREEMENTS.................................................34
          10.14    TRANSACTIONS WITH AFFILIATES............................................34
          10.15    EMPLOYEE BENEFIT PLANS..................................................34
          10.16    ENVIRONMENTAL MATTERS...................................................34
          10.17    [INTENTIONALLY OMITTED].................................................35
          10.18    FURTHER ASSURANCES......................................................35
          10.19    MAINTENANCE; ALTERATIONS; INSPECTIONS...................................35
          10.20    [INTENTIONALLY OMITTED].................................................35
          10.21    MINIMUM INTEREST COVERAGE RATIO.........................................35

SECTION 11 EFFECTIVENESS; CONDITIONS OF LENDING; ETC.......................................36
          11.1     CLOSING DATE............................................................36

SECTION 12 EVENTS OF DEFAULT AND THEIR EFFECT..............................................38
          12.1     EVENTS OF DEFAULT.......................................................38
          12.2     EFFECT OF EVENT OF DEFAULT..............................................39

SECTION 13 THE ADMINISTRATIVE AGENT........................................................40
          13.1     APPOINTMENT AND AUTHORITY...............................................40
          13.2     RIGHTS AS A LENDER......................................................40
          13.3     EXCULPATORY PROVISIONS..................................................40
          13.4     RELIANCE BY ADMINISTRATIVE AGENT........................................41




          13.5     DELEGATION OF DUTIES....................................................41
          13.6     SUCCESSOR ADMINISTRATIVE AGENT..........................................42
          13.7     NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS..................42
          13.8     NO OTHER DUTIES, ETC....................................................42
          13.9     ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM...........................42
          13.10    COLLATERAL AND GUARANTY MATTERS.........................................43

SECTION 14 GENERAL.........................................................................44
          14.1     WAIVER; AMENDMENTS......................................................44
          14.2     NOTICES.................................................................44
          14.3     PAYMENTS SET ASIDE......................................................46
          14.4     EXPENSES; INDEMNITY; DAMAGE WAIVER......................................46
          14.5     SUCCESSORS AND ASSIGNS..................................................48
          14.6     ASSIGNMENTS; PARTICIPATIONS.............................................48
          14.7     GOVERNING LAW...........................................................51
          14.8     COUNTERPARTS............................................................52
          14.9     CONFIDENTIALITY.........................................................52
          14.10    NO THIRD PARTIES BENEFITED..............................................52
          14.11    FORUM SELECTION AND CONSENT TO JURISDICTION.............................52
          14.12    WAIVER OF JURY TRIAL....................................................53
          14.13    MISSOURI STATUTORY NOTICE...............................................53
          14.14    ENTIRE AGREEMENT........................................................53
          14.15    NO ADVISORY OR FIDUCIARY RESPONSIBILITY.................................53
          14.16    USA PATRIOT ACT NOTICE..................................................54
          14.17    PRESS RELEASES..........................................................54
          14.18    INTEREST RATE LIMITATION................................................54
          14.19    RELEASE OF COLLATERAL...................................................55


SCHEDULES

SCHEDULE 1.1                        Lenders, Commitments and Percentages
SCHEDULE 3.3                        Amortization
SCHEDULE 9.5                        Financial Statements
SCHEDULE 9.8                        Organizational Chart of Loan Parties
SCHEDULE 10.7 (Part 1)              Liens and Encumbrances
SCHEDULE 10.7 (Part 2)              KCP&L Easement
SCHEDULE 10.10                      Investments
SCHEDULE 14.2                       Addresses for Notices
SCHEDULE 14.6                       Processing and Recordation Fees
SCHEDULE 14.19                      Drawings Regarding Release of Collateral


EXHIBITS

EXHIBIT A1                          Legal Description of Property A1
EXHIBIT A2                          Legal Description of Property A2
EXHIBIT B                           Legal Description of Property B
EXHIBIT C                           Legal Description of Property C
EXHIBIT D                           Legal Description of Property D
EXHIBIT E                           Form of Assignment and Assumption
EXHIBIT F                           Form of Guaranty
EXHIBIT G                           Form of Note
EXHIBIT H                           Form of Compliance Certificate
EXHIBIT I                           Credit Agreement Joinder

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT dated as of September 16, 2008 (this "Agreement") is entered into among DST REALTY, INC., a Missouri corporation ("Borrower A"), WESTSIDE INDUSTRIAL PARK, L.L.C., a Missouri limited liability company ("Borrower B"), DST REALTY OF CALIFORNIA, INC., a California corporation ("Borrower C") and DST REALTY CONNECTICUT, INC., a Connecticut corporation ( "Borrower D" and collectively with Borrower A, Borrower B and Borrower C the "Borrowers" and individually a "Borrower"), the various financial institutions from time to time party to this Agreement (together with their respective successors and assigns, collectively the "Lenders"), Bank of the West, as a Lender, Arranger, and Syndication Agent as provided herein ("Administrative Agent"), and Enterprise Bank & Trust, as a Lender and syndication co-agent as provided herein ("Syndication Co-Agent").

                                    RECITALS

     A. Borrower A is the owner in fee simple of land located at 210 W. 10th Street, Kansas City, MO 64105 ("Property A1") and 710 Central Street, Kansas City, MO 64105 ("Property A2"), which land is legally described in Exhibits A1 and A2, respectively, attached hereto.

     B. Borrower B is the owner in fee simple of land located at 2600 Southwest Blvd., Kansas City, MO 64105, which land is legally described in Exhibit B attached hereto ("Property B").

     C. Borrower C is the owner in fee simple of land located at 5220 Robert J. Mathews, El Dorado Hills, CA 95762, which land is legally described in Exhibit C attached hereto ("Property C").

     D. Borrower D is the owner in fee simple of land located at 125 Ellington Road, South Windsor, CT 06074, which land is legally described in Exhibit D attached hereto ("Property D").

     E. The Borrowers have applied to the Lenders for loans in the aggregate principal amount of up to $120,000,000, and the Lenders are willing to make such loans on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

             SECTION 1 DEFINITIONS; OTHER INTERPRETIVE PROVISIONS;
                             ACCOUNTING PRINCIPLES.

     1.1 Definitions. When used herein the following terms shall have the following meanings:

     ADMINISTRATIVE   AGENT   means  Bank  of  the  West  in  its   capacity  as
administrative agent for the Lenders hereunder and any successor thereto in such capacity.

     ADMINISTRATIVE QUESTIONNAIRE means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     AFFECTED LENDER means any Lender that (a) is a Non-Consenting Lender and/or
(b) has given notice to any Borrower (which has not been rescinded) of (i) any obligation by any Borrower to pay any amount pursuant to Section 7.5 or 8.1 or
(ii) the occurrence of any circumstance of the nature described in Section 8.2 or 8.3.

     AFFILIATE of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

     AGENT PARTIES - see Section 14.2(e).

     AGENTS  means  the  Administrative   Agent  and  the  Syndication  Co-Agent
collectively.

     ADMINISTRATIVE AGENT'S PAYMENT OFFICE means the address of the Administrative Agent set forth on Schedule 14.2 or such other address as the Administrative Agent may from time to time specify in accordance with Section 14.2.

     AGREEMENT - see the Preamble.

     ALLOCATED AMOUNT - see Section 6.1(b).

     APPLICABLE CASUALTY PROCEEDS means, the aggregate insurance or condemnation proceeds received by any Borrower from any Casualty Event, net of taxes paid or payable as a result thereof (after taking into account any available tax credit or deduction and any tax sharing arrangement); provided that (a) so long as no Event of Default or Unmatured Event of Default exists at the time of such Casualty Event, any such proceeds shall not be Applicable Casualty Proceeds to the extent that (i) the applicable Borrower certifies to the Administrative Agent in writing at the time of receipt thereof that the Borrower intends, subject to subsequent business analysis by the Borrower, to use such proceeds to replace the assets subject to such Casualty Event ("the Subject Assets"), (ii) not later than 180 days after the receipt of such proceeds by the Borrower, the Borrower delivers to the Administrative Agent a copy of one or more binding contracts to replace the Subject Assets and (iii) the Subject Assets are so replaced within 18 months after the delivery of such binding contracts (it being understood that any such proceeds shall immediately become Applicable Casualty Proceeds (x) if the Borrower determines that it will not replace the Subject Assets, (y) if and to the extent that the Borrower determines that the amount of such proceeds exceeds the cost of replacing the Subject Assets and (z) to the extent the Borrower does not meet the requirements of clause (ii) or (iii) above); and (b) if the aggregate amount of such proceeds arising out of a single Casualty Event or related Casualty Events exceeds $1,000,000, any portion of such proceeds that does not constitute Applicable Casualty Proceeds shall be delivered to and held by the Administrative Agent pending the replacement of the Subject Assets (it being understood that the Administrative Agent shall from time to time, upon presentation by the Borrower of evidence, reasonably satisfactory to the Administrative Agent, that the Borrower has paid or will (concurrently with the release of funds by the Administrative Agent) pay a portion of the cost of replacing the Subject Assets, the Administrative Agent will release to the Borrower (or pay directly to the applicable contractor or supplier) funds in an amount equal to the amount so paid or to be paid; provided, further, that (A) the Administrative Agent shall not release any such funds at any time that an Event of Default or Unmatured Event of Default exists under Section 12.1.1 or 12.1.3 and (B) upon request of the Required Lenders and at any time an Event of Default exists under
Section 12.1.1 or 12.1.3, all such funds held by the Administrative Agent shall immediately constitute Applicable Casualty Proceeds and be applied as contemplated by Sections 6.1 and 6.2 (whether or not then due).

     APPLICABLE MARGIN means 175 basis points (1.75%).

     APPLICABLE RATE means either the LIBO Rate or the Base Rate, as elected by Representative Borrower pursuant to Section 4.1.

     APPROVED FUND means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     ARRANGER means Bank of the West.

     ASSIGNEE - see Section 14.6(a).

     ASSIGNEE GROUP means two or more Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

     ASSIGNMENT AND ASSUMPTION means an assignment and assumption entered into by a Lender and an Assignee (with the consent of any party whose consent is required by Section 14.6(a)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

     ATTORNEY COSTS means, with respect to any Person, all reasonable fees and charges of any counsel to such Person (excluding internal counsel), all reasonable disbursements of such counsel and all court costs and similar legal expenses.

     BANK OF THE WEST - see the Preamble.

     BASE RATE means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of the West as its prime rate (whether or not such rate is actually charged by Bank of the West), which is not intended to be Bank of the West's lowest or most favorable rate of interest at any one time. Any change in the Base Rate announced by Bank of the West shall take effect at the opening of business on the day specified in the public announcement of such change; provided that Bank of the West shall not be obligated to give notice of any change in the Base Rate.

     BASE RATE LOAN means the Loans during any period in which they bear interest at or by reference to the Base Rate.

     BORROWER OR BORROWERS - see the Preamble.

     BORROWERS' MATERIALS - see Section 10.1.8.

     BUSINESS DAY means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent's Payment Office is located and, in the case of a Business Day which relates to a LIBOR Loan, a day on which dealings in Dollars are carried on in the London interbank market.

     CAPITAL LEASE means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person which, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of such Person.

     CASH EQUIVALENT INVESTMENT means as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or
(iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through
(d).

     CASUALTY EVENT means the settlement of or payment in respect of any property or casualty insurance claim (excluding any business interruption insurance claim) or any condemnation proceeding relating to any of the Properties.

     CHANGE IN CONTROL means an event or series of events by which: any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of Parent Guarantor or its Subsidiaries or any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or during any period of 12 consecutive months, a majority of the members of the board of directors of Parent Guarantor cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or the Parent Guarantor ceases to own directly or indirectly the interests of each Borrower as set forth on Schedule 9.8.

     CLOSING DATE - see Section 11.1.

     CODE means the Internal Revenue Code of 1986, as amended, including the regulations and rulings thereunder.

     COLLATERAL means all assets of the Borrowers in which a Lien has been granted to the Administrative Agent for the benefit of the Lenders pursuant to the Collateral Documents to secure the payment and performance of the Obligations.

     COLLATERAL DOCUMENTS means, collectively, the Mortgages and any other agreement or instrument pursuant to which any Borrower, Parent Guarantor or any other Person grants or purports to grant collateral to the Administrative Agent for the benefit of the Lenders.

     COMMITMENT means, as to any Lender, such Lender's commitment to make Loans under this Agreement.

     CONSOLIDATED EBITDA means for any period for the Consolidated Parties on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for
(i) Consolidated Interest Expense, (ii) income taxes, (iii) depreciation and amortization expense and (iv) non-cash stock compensation expense in an aggregate amount not to exceed $40,000,000 in any fiscal year, all as determined in accordance with GAAP.

     CONSOLIDATED INTEREST COVERAGE RATIO means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Expense for such period.

     CONSOLIDATED INTEREST EXPENSE means for any period for the Consolidated Parties on a consolidated basis, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium,
(b) the interest component under Capital Leases and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, in each case as determined in accordance with GAAP. Lenders will not unreasonably deny a request from Borrowers to amend this definition to be consistent with an amendment (if any) in that certain Credit Agreement, dated as of June 28, 2005, among Parent Guarantor, certain lenders, and Bank of America, N.A. as agent for such lenders.

     CONSOLIDTED NET INCOME means for any period for the Consolidated Parties on a consolidated basis, net income (or loss) (excluding extraordinary items) after interest expense, income taxes and depreciation and amortization, all as determined in accordance with GAAP.

     CONSOLIDATED PARTIES means a collective reference to the Parent Guarantor and its Subsidiaries.

     DEBT of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than prepaid interest and trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness),
(e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (f) the net liabilities of such Person under all Hedging Agreements to which it is a party and (g) all Guaranty Obligations of such Person.

     DEFAULT RATE means an interest rate equal to (a) the Base Rate plus (b) 2% per annum.

     DOLLARS and $ mean lawful money of the United States of America.

     ENVIRONMENTAL INDEMNITY means the Environmental Indemnity Agreement dated as of the date hereof, executed and delivered by Parent Guarantor and the Borrowers in favor of the Administrative Agent.

     ENVIRONMENTAL LAWS means any and all applicable Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other legal requirement regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or the use, storage, recycling, handling, disposal, discharge, transport, treatment or generation of Hazardous Materials, as now or may at any time be in effect, including CERCLA, RCRA, the Clean Air Act, 42 USC ss.7401 et seq., the Toxic Substances Control Act 15 USC ss.2601 et seq. and any rules and regulations promulgated thereunder.

     ERISA means the Employee Retirement Income Security Act of 1974 and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     ERISA AFFILIATE means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     ERISA EVENT means (a) a Reportable  Event with  respect to a Pension  Plan,
(b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan, (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

     EVENT OF DEFAULT means any of the events described in Section 12.1.

     EXCLUDED TAXES means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated and regardless of the jurisdiction), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located or any similar taxes imposed on it in any jurisdiction, (b) any branch profits taxes and (c) except as provided in the following sentence, in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 8.6), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a change in applicable tax law after the Closing Date) to comply with Section 7.5, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 7.5(a).

     FEE LETTER means the letter agreement, dated September 16, 2008 among the Borrowers and the Administrative Agent.

     FISCAL QUARTER means a fiscal quarter of a Fiscal Year.

     FISCAL YEAR means the fiscal year of the Parent Guarantor and its Subsidiaries, which shall be a 52-week or 53-week period, as applicable, ending on or about December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 2007") refer to the Fiscal Year ending on or about December 31 of such calendar year.

     FOREIGN LENDER means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     FRB means the Board of Governors of the Federal Reserve System and any successor thereto.

     FUND means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business.

     GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     GUARANTY means the Guaranty Agreements dated as of the date hereof, executed and delivered by Parent Guarantor in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit F.

     GUARANTY OBLIGATION means, as to any Person, any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Debt or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligees against loss in respect thereof (in whole or in part); provided that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

     GUARANTY OF LEASE means the Guaranty of Lease agreements dated as of August 1, 2008, executed and delivered by Parent Guarantor in favor of certain of the Borrowers.

     HAZARDOUS MATERIAL means any hazardous, toxic or dangerous substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law or any other Federal, state or local statute, law, ordinance, code, regulation or order, or any other requirement of any Governmental Authority regulating, relating to, or imposing liability for, or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material as now or any time hereafter in effect and applicable to any of the Properties (provided that no such state or local statute, law, ordinance, code, regulation, order or other requirement shall be deemed to have extraterritorial application).

     HEDGING AGREEMENT means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, foreign exchange agreement, forward rate agreement or other agreement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     HEDGING OBLIGATIONS means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

     IMPROVEMENTS - see definition of Mortgaged Estate.

     INDEMNIFIED TAXES means Taxes other than Excluded Taxes.

     INDEMNITEE - see Section 14.4(b).

     INFORMATION means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Notwithstanding anything herein to the contrary, "Information" shall not include (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts that are provided to any of the Persons referred to above.

     INVESTMENT means, with respect to any Borrower, (a) any loan or advance made by such Borrower to any other Person (excluding (i) advances to, and deposits with, contractors and suppliers and (ii) trade accounts payable, in each case in the ordinary course of business consistent with the past practice of the Borrowers) and (b) any ownership or similar interest held by such Borrower in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     IRS means the United States Internal Revenue Service.

     LEASES - see definition of Mortgaged Estate.

     LENDER - see the Preamble.

     LIBOR LOAN means the Loans during any period in which they bear interest at a rate determined by reference to the LIBO Rate.

     LIBO RATE means, as of any day, a floating interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the British Banker's Association London Interbank Offered Rate for deposits in Dollars with a one month maturity as reported in the Bloomberg financial news service published on such day, plus (b) the Applicable Margin.

     LIEN means, when used with respect to any Borrower, any interest granted by such Borrower in any of the Properties which secures payment or performance by any Borrower of any obligation of any Borrower and shall include any mortgage, lien, encumbrance, charge, assignment by way of security or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     LOANS  means the loans made by the  Lenders to the  Borrowers  pursuant  to
Section 2.1.

     LOAN DOCUMENTS means this Agreement, the Guaranty, the Collateral Documents, the Notes, the Fee Letter, the Leases identified on Schedule 10.7 (Part 1), the Guaranty of Lease, any Hedging Agreements entered into by any Borrower with the Administrative Agent or any Lender, Environmental Indemnity, the Subordination, Nondisturbance and Attornment Agreement, and all other documents, instruments and agreements delivered by a Loan Party in connection with the foregoing.

     LOAN PARTY means each Borrower and Parent Guarantor individually and "Loan Parties" means each Borrower and Parent Guarantor collectively.

     MARGIN STOCK means "margin stock" as defined in Regulation U of the FRB.

     MATERIAL ADVERSE EFFECT means (a) a material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document or (c) a material adverse effect on the value or condition of any Property.

     MATURITY DATE means September 16, 2013, or such earlier date on which the Loans become due and payable in full pursuant to Sections 6 or 12.

     MOODY'S means Moody's Investors  Service,  Inc. and any successor  thereto.

     MORTGAGE means a mortgage or deed of trust executed by each Borrower in form and substance reasonably acceptable to the Administrative Agent.

     MORTGAGED ESTATE means (a) each Property and all and singular the tenements, hereditaments and appurtenances thereto, together with all right, title and interest of each Borrower in all easements, rights-of-way, gores or strips of land, surface waters, ground waters, watercourses, mineral interests and subsurface rights, alleys, streets and sidewalks, whether now owned or hereafter acquired, either in law or in equity, adjacent or appurtenant to or adjoining such real property (the "Land"); (b) any and all buildings and improvements now or hereafter erected or located on the Land, including all fixtures, attachments, appliances, equipment, machinery and other articles attached to such buildings and improvements (the "Improvements"); (c) all right, title and interest of each Borrower in and to all tangible personal property now owned or hereafter acquired by such Borrower and now or at any time hereafter exclusively located on the Land or within the Improvements and used exclusively in connection therewith, including all building materials stored on the Land, all machinery, motors, elevators, fittings, radiators, awnings, shades, screens, all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment, all furniture, furnishings, equipment and other personal property owned by each Borrower and used exclusively in connection with the operation of the Mortgaged Estate, and all renewals and replacements thereof (excluding any such property owned by a tenant of the Mortgaged Estate) (the "Personal Property"), all of which property shall, so far as permitted by law, be deemed to form a part and parcel of the real property and for the purpose of this Mortgage to be real estate and covered by this Mortgage; (d) all of each Borrower's interest in all existing and future accounts, contract rights, general intangibles, files, books of account, agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, operation or management of the Mortgaged Estate, whether now existing or entered into or obtained after the date hereof, including the Leases and Rents (as hereinafter defined); (e) all agreements for use and occupancy of any part of the Mortgaged Estate, now existing or hereafter entered into, including any and all extensions or modifications thereto (the "Leases"), and all of the rents, royalties, security deposits, income, receipts, revenues and other sums now due or which may hereafter become due to each Borrower under any Lease or arising from the use and enjoyment of any part of the Mortgaged Estate, and all rights and remedies which each Borrower may have against any party under the Leases (the "Rents"); and (f) all the estate, interest, right, title or other claim or demand with respect to the proceeds of insurance and any and all awards made for the taking of any part of the Mortgaged Estate by the power of eminent domain, or by any proceeding or purchase in lieu thereof.

     MULTIEMPLOYER PLAN means any employee benefit plan of the type described in
Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

     NON-CONSENTING LENDER means any Lender that, within the previous 90 days, voted against, or did not vote with respect to, any proposed amendment, modification or waiver of, or consent or forbearance with respect to, any provision of this Agreement that (a) requires the approval of 100% of the Lenders and (b) was approved by Lenders that constitute Required Lenders.

     NOTE - see Section 3.2.

     OBLIGATIONS means all Loans, liabilities, obligations, covenants and duties owing by any Loan Party to any Lender or Administrative Agent under the Loan Documents, whether now existing or hereafter arising.

     OTHER TAXES means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

     PARENT  GUARANTOR  means  DST  Systems,   Inc.,  a  Delaware   corporation.

     PARTICIPANT - see Section 14.6(b)(i).

     PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     PENSION PLAN means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Borrower or any ERISA Affiliate or to which any Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

     PERCENTAGE means, for any Lender, the percentage set forth opposite such Lender's name on Schedule 1.1 under the heading "Percentage", as adjusted by any assignment pursuant to Section 14.6(a).

     PERMITTED LIENS - see Section 10.7.

     PERSON means any natural person, corporation, company, partnership, limited liability company, trust, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     PLAN means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by any Borrower, Parent Guarantor or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

     PLATFORM - see Section 10.1.8.

     PROJECTIONS - see Section 9.14(b).

     PROPERTIES means Property A1, Property A2, Property B, Property C and Property D collectively and a "Property" means any one of them.

     PUBLIC LENDER - see Section 10.1.8.

     REGISTERED PUBLIC ACCOUNTING FIRM has the meaning specified in the Securities Laws and shall be independent of the Parent Guarantor as prescribed by the Securities Laws.

     RELATED PARTIES means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees, and advisors of such Person and of such Person's Affiliates.

     REPORTABLE EVENT means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

     REPRESENTATIVE BORROWER means DST Realty, Inc.

     REQUIRED LENDERS means, at any time, two or more Lenders having Percentages aggregating more than 51%.

     RESPONSIBLE OFFICER with respect to any Borrower, means the chief executive officer, chief operating officer, chief financial officer, executive vice president, treasurer or chief accounting officer of such Person or any other officer of such Person involved principally in its financial administration or its controllership function.

     S&P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

     SEC means the Securities and Exchange Commission.

     SECURITIES  LAWS means the Securities Act of 1933, the Securities  Exchange
Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

     SOLVENT means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature,
(d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT means the Subordination, Nondisturbance and Attornment Agreements dated as of the date hereof, among certain of the Borrowers, as lessor, certain lessees, and the Administrative Agent.

     SUBSIDIARY of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of stock or other equity interests having ordinary voting power for the election of the board of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

     SURVEYS - see Section 11.1.13.

     SYNDICATION CO-AGENT - see the Preamble.

     TAXES means any present or future income, excise or stamp taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority.

     UCC means the Uniform Commercial Code as in effect in any applicable jurisdiction.

     UNFUNDED PENSION LIABILITY means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

     UNMATURED EVENT OF DEFAULT means any event which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     1.2 OTHER INTERPRETIVE PROVISIONS. The meanings of defined terms are equally applicable to the singular and plural forms of the terms defined. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including." For the purposes of calculating interest, the principal of a Loan shall be deemed to be outstanding on the date a Loan or portion thereof is made. Unless otherwise expressly provided herein, (a) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document and (b) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     1.3 ACCOUNTING PRINCIPLES. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for such changes approved by the Borrowers' independent public accountants) with the most recent financial statements of the Borrowers and the Parent Guarantor delivered pursuant to Section 10.1.

          SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING PROCEDURES.

     2.1 COMMITMENTS. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make a term loan to the Borrowers at the Closing Date in the aggregate amount set forth for such Lender on Schedule 1.1. The Commitments of the Lenders to make the Loans shall expire concurrently with the making of the Loans at the Closing Date. Once prepaid or repaid, the Loans may not be reborrowed.

     2.2 COMMITMENTS SEVERAL. The failure of any Lender to make a Loan on the Closing Date shall not relieve that Lender or any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

     2.3 INCREASE IN LOAN. Notwithstanding anything herein to the contrary, the aggregate amount of the Loans on the Closing Date is $115,000,000; provided, however, on or after the Closing Date, the Borrowers may increase the total amount of the Loans in an aggregate principal amount of $5,000,000 (for a total credit facility in an aggregate amount of up to $120,000,000) subject to the arrangement of an additional commitment with a financial institution acceptable to the Borrowers and the Administrative Agent (such institution, if not already a Lender hereunder, "New Lender"); provided that (1) no Lender will be required to increase its Loans or Commitment, (2) except as set forth in the Fee Letter, the Administrative Agent shall have no responsibility for arranging any such additional commitments and (3) there is no continuing Unmatured Event of Default or Event of Default. New Lender, each Borrower, Parent Guarantor and Administrative Agent shall execute a Credit Agreement Joinder in the form attached hereto as Exhibit I evidencing such additional Commitment. If the Loan is increased pursuant to this Section 2.3, immediately, and without further action by any Borrower or Lender, (a) Schedule 1.1 shall be deemed to be amended to add New Lender (if any), to adjust the Percentages accordingly and to increase the Allocated Amount of each Property by an amount equal to $5,000,000 multiplied by such Property's pro rata amount of the total Allowed Amounts at such time; and (b) Schedule 3.3 shall be deemed to be amended by recomputing the Loan amortization based on an interest rate of 6.5% per annum (and a 360 day year) and an amortization period of (i) 240 months minus (ii) the number of full months elapsed since the Closing Date.

                   SECTION 3 LOAN ACCOUNTS; REPAYMENT; NOTES.

     3.1 LOAN ACCOUNT. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Borrowers, and the interest and payments thereon. Any failure so to record or any error in so recording shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay all amounts owing with respect to each Loan.

     3.2 NOTES. Upon the request of any Lender made through the Administrative Agent (and, in the case of LIBOR Loans, so long as the issuance of such Note shall not result in the imposition of any stamp, withholding or other tax), the Loans made by such Lender to the Borrowers may be evidenced by a promissory note (individually each a "Note" and collectively for all Lenders the "Notes") substantially in the form of Exhibit G instead of loan accounts. Each such Lender may record on the schedules annexed to the applicable Note the date and amount of each applicable Loan made by it and the amount of each payment of principal made by the Borrowers with respect thereto, and such Lender's record shall be conclusive absent demonstrable error; provided that the failure of a Lender to make, or an error in making, a notation on any Note with respect to any Loan shall not limit or otherwise affect the obligation of the Borrowers to repay each Loan together with interest thereon.

     3.3 REPAYMENT. On each date listed in Schedule 3.3, the Borrowers shall, jointly and severally, repay the principal amounts of the Loans in an aggregate amount equal to the amount set forth opposite such date. Each payment made by each Borrower hereunder shall be applied first to accrued, unpaid interest on the Loans and then to unpaid principal of the Loans. All principal and interest payable hereunder shall, if not sooner paid, be due and payable on the Maturity Date. Each payment of principal shall be applied pro rata to the Allocated Amounts set forth on Schedule 1.1.

                              SECTION 4 INTEREST.

     4.1 INTEREST RATES. Each Borrower promises to pay interest on the unpaid principal amount of the Loans for the period commencing on the date of each Loan until such Loan is paid in full as set forth in this Section 4.1.

     4.1.1 Three Business Days before the first day of each month, Representative Borrower shall elect to have interest on the daily outstanding principal amount of the Loans or any portion thereof for each day of the immediately following calendar month computed based on either (a) a fixed rate equal to the LIBO Rate on the day of such election or (b) a floating rate equal to the Base Rate in effect on each day of the month. The Borrowers and Administrative Agent confirm that Borrowers have elected the Base Rate as the Applicable Rate effective on the Closing Date through the last day of the calendar month in which the Closing Date occurs; provided, however, that on or after the Closing Date, the Borrowers may elect to fix the Applicable Rate for such period at an interest rate based on the LIBO Rate which interest rate shall be provided by Administrative Agent. If Representative Borrower shall not make such election for any month, then Representative Borrower shall be deemed to have elected to have interest for such month calculated based on the Base Rate in effect on each day of the month.

     4.1.2 Notwithstanding the foregoing, at the election of the Administrative Agent or the Required Lenders after and during the continuation of an Event of Default, the Loans shall bear interest at the Default Rate.

     4.2 INTEREST PAYMENT DATES. Each Borrower shall, jointly and severally, pay the Administrative Agent accrued interest on each Loan in arrears on the first day of each calendar month and at the Maturity Date. At any time an Event of Default exists, accrued interest on all Loans shall be payable on demand.

     4.3 SETTING AND NOTICE OF LIBO RATES. The applicable LIBO Rate shall be determined by the Administrative Agent in accordance with the terms of this Agreement, and notice thereof shall be given by the Administrative Agent promptly to the Borrowers and each Lender. Each determination of the applicable LIBO Rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of Representative Borrower or any Lender, deliver to Representative Borrower or such Lender a statement showing the computations used by the Administrative Agent in determining any applicable LIBO Rate hereunder.

     4.4 COMPUTATION OF INTEREST. Computation of interest on the Loans and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the Lenders than a method based on a year of 365 or 366 days.

     4.5 HEDGING AGREEMENTS.

     4.5.1 Any indebtedness incurred pursuant to a Hedging Agreement entered into by and between any Borrower and the Administrative Agent, any other Lender, or any of their affiliates in connection with the Loan shall constitute Obligations secured by the Collateral Documents and the other Loan Documents to the same extent and effect as if the terms and provisions of such Hedging Agreement were set forth herein, whether or not the aggregate of such Obligations, together with the disbursements made by the Administrative Agent or any Lender of the proceeds of the Loans, shall exceed the maximum principal amount of the Loans hereunder.

     4.5.2 Each Borrower hereby collaterally assigns to the Administrative Agent for the benefit of the Lenders any and all Hedging Agreements entered into by and between any Borrower and the Administrative Agent, any other Lender, or any of their affiliates purchased or to be purchased by such Borrower in connection with the Loan, as additional security for the Loans, and agrees to provide the Administrative Agent with any additional documentation requested by the
Administrative Agent in order to confirm or perfect such security interest during the term of the Loans.

                                SECTION 5 FEES.

     5.1 AGENTS' AND ARRANGER'S FEES. At the Closing Date, the Borrowers agree to pay the Administrative Agent, Syndication Co-Agent and the Arranger such fees in the amounts specified in the Fee Letter.

                             SECTION 6 PREPAYMENTS.

     6.1 PREPAYMENTS.

     (a) VOLUNTARY. Subject to the terms of this Section 6 and Section 8.4 hereof, the Borrowers may from time to time prepay the Loans in whole or in part without premium or penalty; provided that the Borrowers shall give the Administrative Agent (which shall promptly advise each Lender) notice thereof not later than 11:00 A.M., Central Standard Time, on the day of such prepayment (which shall be a Business Day), specifying the date and amount of prepayment. Except in connection with a prepayment made pursuant to Section 6.1(b), any such partial prepayment shall be in an amount equal to $1,000,000 or a higher integral multiple of $500,000. Amounts prepaid may not be reborrowed.

     (b) MANDATORY. (i) Concurrently with the lease, sale or other transfer of any Property after the date hereof (except to a direct or indirect Subsidiary of Parent Guarantor as permitted by Section 14.5, and except for a lease to other than a Subsidiary of Parent Guarantor the terms of which are approved in advance by Administrative Agent) the Borrowers shall, jointly and severally, prepay the Loans in an amount equal to 125% of the allocated amount of such Property as set forth on Schedule 1.1 (the "Allocated Amount"), as such Allocated Amount has been reduced pursuant to payments under Sections 3.3 and 6.1 and 6.2. The Administrative Agent will effect the release of a Property from the Mortgage upon receipt of the Allocated Amount for such Property.

          (ii) Concurrently with the receipt by any Borrower of Applicable Casualty Proceeds, the Borrowers shall prepay the Loans by an amount equal to the amount of such Applicable Casualty Proceeds.

     (c) NOTICE TO LENDERS. The Administrative Agent will promptly notify each Lender of any prepayment of such Lender's Percentage of such prepayment.

     (d) HEDGING AGREEMENTS UNAFFECTED. Any repayment or prepayment made pursuant to this Section 6.1 shall not affect any party's obligation to continue to make payments under any Hedging Agreement entered into by and between any Borrower and the Administrative Agent, any other Lender, or any of their affiliates in connection with the Loan, subject to the terms of such Hedging Agreement.

     6.2 MANNER OF PREPAYMENTS; APPLICATION TO ALLOCATED AMOUNTS. Any prepayment shall include interest on the principal amount being repaid and, if applicable, shall be accompanied with a payment to the related Lender of all sums due and payable to such Lender pursuant to Section 8.4. All prepayments of the Loans shall be applied to the scheduled principal payments due on the Loans hereunder in inverse order of their due date and shall be applied to the Allocated Amounts first to the Allocated Amount of the transferred Property or the property subject to the Casualty Event, as applicable (or if no transfer or Casualty Event has or will occur then to such Property as is directed by Borrowers), and then, pro rata, to the Allocated Amounts of the other Properties. Concurrently with each remittance to any Lender of its share of any such payment, the Administrative Agent shall advise such Lender as to the application of such payment.

     6.3 TERM OF THE LOANS. All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date.

           SECTION 7 MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 MAKING OF PAYMENTS. (a) All payments of principal of or interest on the Loans, and of all fees shall be made by the Borrowers to the Administrative Agent in immediately available funds at the Administrative Agent's Payment Office not later than 1:00 P.M., Central Standard Time, on the date due, and funds received after that hour shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly remit to each Lender its share (if any) of all such payments received in collected funds by the Administrative Agent for the account of such Lender.

     (b) All payments under Sections 8.1 and 8.4 shall be made by the Borrowers to the Administrative Agent at the Administrative Agent's Payment Office for the account of the Lender entitled thereto.

     7.2 DUE DATE MODIFICATION. If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

     7.3 SETOFF. Borrowers agree that the Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law upon the occurrence and during the continuance of an Event of Default, and in addition thereto, the Borrowers agree that during the continuance of an Event of Default the Administrative Agent and each Lender may apply to the payment of such payment or other amount any and all balances, credits, deposits, accounts or moneys of any Borrower then or thereafter with the Administrative Agent or such Lender.

     7.4 PRORATION OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Loan in excess of its Percentage of payments and other recoveries obtained by all Lenders on account of principal of and interest on Loans (or such participations) then held by them, such Lender shall purchase from the other Lenders such participation in the Loans held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.5 TAXES. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.5) the Administrative Agent or the Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,

(ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) PAYMENT OF OTHER TAXES BY THE BORROWERS. Without limiting the provisions of clause (a) above, Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) INDEMNIFICATION BY THE BORROWERS. Borrowers shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 7.5) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

     (d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) STATUS OF LENDERS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

     (f) Without limiting the generality of the foregoing, any Foreign Lender shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

          (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party;

          (ii) duly completed copies of Internal Revenue Service Form W-8ECI;

          (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of any Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN; or

          (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers to determine the withholding or deduction required to be made.

     (g) Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender's status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Administrative Agent or the Borrowers, as the Administrative Agent or the Borrowers shall reasonably request, at or prior to the Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authorities under the Laws of any other jurisdiction, duly executed and completed by such Lender, as are required under such Laws to confirm such Lender's entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrowers pursuant to this Agreement or otherwise to establish such Lender's status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (i) notify the Administrative Agent of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (ii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its applicable lending office) to avoid any requirement of applicable Laws of any such jurisdiction that the Borrowers make any deduction or withholding for taxes from amounts payable to such Lender. Additionally, the Borrowers shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request, at or prior to the Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the laws of any jurisdiction, duly executed and completed by the Borrowers, as are required to be furnished by such Lender or the Administrative Agent under such laws in connection with any payment by the Administrative Agent or any Lender of Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

         SECTION 8 INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR LOANS.

     8.1 INCREASED COSTS.

     (a) If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBO Rate pursuant to Section
4), Tax (except for income taxes), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by such Lender; or (ii) shall impose on any Lender any other condition affecting its LIBOR Loans, its Notes or its obligation to charge interest hereunder based on the LIBO Rate; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) such Lender of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note(s) with respect thereto, within three (3) Business Days after receiving written demand from such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Borrowers agree to pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction.

     (b) If any Lender shall reasonably determine that any change in, or the adoption or phase-in of, any Applicable Law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, within three (3) Business Days after receiving written demand from such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Borrowers agree to pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction.

     8.2 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If the Administrative Agent reasonably determines in good faith (which determination shall be binding and conclusive on the Borrowers) that (a) by reason of circumstances affecting the LIBOR market adequate and reasonable means do not exist for ascertaining the applicable LIBO Rate for month or (b) the LIBO Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to Lender of maintaining or funding LIBOR Loans for such period (taking into account any amount to which such Lender may be entitled under Section 8.1) or that the making or funding of LIBOR Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lender materially affects such Loans, then such Lender shall promptly notify the other parties thereof and, so long as such circumstances shall continue the Loans shall be Base Rate Loans.

     8.3 CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If, after the date hereof, any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain LIBOR Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue the Loans shall bear interest based on the Base Rate.

     8.4 FUNDING LOSSES. The Borrowers hereby agree that (i) simultaneously with any prepayment of any LIBOR Loan or portion thereof the Borrowers will pay to each Lender an amount equal to any net loss or expense which such Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Loan), as reasonably determined by such Lender, as a result of any prepayment of any LIBOR Loan on a date other than the last Business Day of a month or on the Maturity Date (including any conversion pursuant to Section 8.3). For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 DISCRETION OF LENDERS AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement (except for the indemnity obligations) all determinations hereunder shall be made as if such Lender had actually maintained each LIBOR Loan during each month in which the Parent Guarantor made a LIBOR Loan election pursuant to Section 4.1 through the purchase of deposits having a maturity corresponding to the last Business Day of such month and bearing an interest rate equal to the LIBO Rate for such month (not including the Applicable Margin).

     8.6 MITIGATION OF CIRCUMSTANCES; REPLACEMENT OF LENDERS. (a) Each Lender shall promptly notify the Borrowers of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrowers to pay any amount pursuant to Section 7.5 or 8.1 or 8.4 or (ii) the occurrence of any circumstances described in Section 8.2 or 8.3 or 8.4 (and, if such Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Borrowers and the Administrative Agent). Without limiting the foregoing, each Lender will provide to the Borrowers or file any document or instrument or designate a different funding office if such designation will avoid (or reduce the cost to the Borrowers of) any event described in clause (i) or (ii) above and providing or filing such document or instrument or making such designation will not, in such Lender's sole judgment, be otherwise disadvantageous to such Lender.

     (b) At any time any Lender is an Affected Lender, the Borrowers may (so long as, in the case of a Non-Consenting Lender, no Event of Default or Unmatured Event of Default exists) replace such Affected Lender (and any affiliate thereof) as a party to this Agreement with one or more other banks or financial institutions reasonably satisfactory to the Administrative Agent, and upon notice from the Borrowers, such Affected Lender (and any affiliate thereof) shall assign pursuant to an Assignment and Assumption, and without recourse or warranty, its Loans, its Notes, in each case as applicable, and all of its other rights and obligations hereunder to such replacement banks or other financial institutions for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon and all other obligations owed to such Affected Lender (or any affiliate thereof) hereunder and, concurrently therewith, the Borrower shall pay to such Affected Lender any amount payable under Section 8.4 as a result of such Affected Lender (or any affiliate thereof) receiving payment of any LIBOR Loan prior to the end of a month; provided that (i) the Borrowers shall pay any required assignment fees specified in Section 14.6 in connection with any such assignment and (ii) in the case of any such assignment resulting from a claim for compensation under
Section 8.1 or payments required to be made pursuant to Section 7.5, such assignment will result in a reduction in such compensation or payments thereafter. Notwithstanding the foregoing, if at any time there is more than one Non-Consenting Lender with respect to the same proposed amendment, modification, waiver, consent or forbearance, the Borrowers may not replace any such Non-Consenting Lender unless the Borrowers concurrently replace all such Non-Consenting Lenders.

     8.7 CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS. Determinations and statements of any Lender pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Obligations, cancellation of any Notes and termination of this Agreement.

                   SECTION 9 REPRESENTATIONS AND WARRANTIES.

     To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans hereunder, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     9.1 ORGANIZATION, ETC. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, each Loan Party is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and each Loan Party has full power and authority to own its property and conduct its business as presently conducted by it.

     9.2 AUTHORIZATION; NO CONFLICT. The execution and delivery by each Borrower of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder, the execution and delivery by Parent Guarantor of the Guaranty and the performance by each Loan Party of its obligations under each Loan Document to which it is a party are within the powers of such Borrower and Parent Guarantor, have been duly authorized by all necessary action on the part of such Borrower and Parent Guarantor (including any necessary shareholder action), have received all necessary governmental and other third party approvals (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other Governmental Authority which is binding on such Borrower or Parent Guarantor,
(b) contravene or conflict with, or result in a breach of, any provision of the articles or certificate of incorporation, bylaws or other organizational documents of such Borrower or Parent

Guarantor or of any agreement, indenture, instrument or other document which is binding on such Borrower, Parent Guarantor or (c) result in, or require, the creation or imposition of any Lien on any property of such Borrower or Parent Guarantor other than those created by the Loan Documents.

     9.3 VALIDITY AND BINDING NATURE. (a) Each of this Agreement and each other Loan Document to which any Borrower is a party is, or upon the execution and delivery thereof will be, the legal, valid and binding obligation of each such Borrower, enforceable against each such Borrower in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and each Loan Document to which Parent Guarantor is a party is, or upon the execution and delivery thereof will be, the legal, valid and binding obligation of Parent Guarantor, enforceable against Parent Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

     (b) Each of the Mortgage and the other Collateral Documents creates, or upon their execution, recordation and filing will create, valid security interests in and mortgage liens on the Properties or other Collateral purported to be covered thereby, to the extent such security interests and mortgage liens can be perfected by the filing of financing statements under the UCC or by the recording of the Mortgages, which security interests and mortgage liens are, and will remain, perfected security interests and mortgage liens, prior to all Liens other than Permitted Liens.

     9.4 COMPLIANCE WITH LAWS. Each Borrower is in compliance in all material respects with the requirements of all applicable laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     9.5 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. The financial statements (excluding statements of cash flows and footnotes) and information listed on Schedule 9.5, copies of which have been delivered to the Administrative Agent and the Lenders, fairly present, in all material respects, in conformity with GAAP, the financial position of the Persons reported thereon at the applicable date set forth on Schedule 9.5 and their results of operations for such period and, with respect to the Parent Guarantor, such financial statements are in conformity with GAAP. No events have occurred since June 30, 2008 (with respect to Parent Guarantor) or May 31, 2008 (with respect to any Borrower) which, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect.

     9.6 LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceeding or governmental proceeding is pending or, to the knowledge of the Borrowers, threatened against any Loan Party that (a) purport to affect or pertain to this

Agreement or any other Loan Document or any of the transactions contemplated hereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

     9.7 OWNERSHIP OF PROPERTIES; LIENS. Each Borrower owns good and marketable title to its Property, free and clear of all Liens, charges and claims except as permitted pursuant to Section 10.7.

     9.8 ORGANIZATIONAL CHART OF LOAN PARTIES. Schedule 9.8 identifies the ownership of the Borrowers.

     9.9 ERISA COMPLIANCE. (a) Each Plan is in compliance in all material respects with all applicable provisions of ERISA, the Code and other Federal or state laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto or the Plan is entitled to reliance on the opinion letter issued to the prototype sponsor by the IRS and, to the knowledge of the Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. Each of the Borrowers and each ERISA Affiliate has made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

     (b) There are no pending or, to the knowledge of the Borrowers, threatened claims, actions or lawsuits, or actions by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (c) (i) No ERISA  Event has  occurred or is  reasonably  expected to occur,
(ii) no Pension Plan has any Unfunded Pension Liability, (iii) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan, and (v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

     9.10 INVESTMENT COMPANY ACT. None of the Borrowers is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     9.11 REGULATION U. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     9.12 TAXES. Each Borrower has filed all U.S. federal tax returns and all other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     9.13 ENVIRONMENTAL COMPLIANCE. (a) Except as disclosed in the Environmental Reports, there are no material past, pending or, to the best knowledge of the Borrowers, threatened claims under any Environmental Law against any Borrower or any of the Properties. Except as disclosed in the Environmental Reports, there are no facts, circumstances, conditions or occurrences with respect to any of the Properties that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (b) Except as disclosed in the Environmental Reports, no Hazardous Materials have at any time been generated, released on or from, used, treated or stored on, or transported to or from any of the Properties except in material compliance with Environmental Laws.

     (c) To the knowledge of the Borrowers, none of the matters disclosed in the Environmental Reports are reasonably expected to have a Material Adverse Effect.

     9.14 INFORMATION. (a) All written information heretofore or contemporaneously herewith furnished by the Borrowers to the Administrative Agent or any Lender solely for purposes of or in connection with this Agreement and the transactions contemplated hereby other than Projections (as defined below) is, and all written information hereafter furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     (b) All financial projections concerning the Properties, the Parent Guarantor and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or any other Lender by the Borrowers, Parent Guarantor or any representative thereof (or on behalf of any of the foregoing) (the "Projections") have been or will be prepared in good faith based upon reasonable assumptions.

     9.15 SOLVENCY. Each Borrower and Parent Guarantor is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

     9.16 INSURANCE. The Properties are insured with financially sound and reputable insurance companies not Affiliates of the Borrowers, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Properties are located.

     9.17 NO DEFAULT. After giving effect to this Agreement, none of the Borrowers is in default under or with respect to any agreement, indenture, instrument or other document that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Event of Default or Unmatured Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     9.18 CASUALTY, ETC. None of the Properties are currently affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     9.19 LABOR MATTERS. As of the Effective Date, there are no collective bargaining agreements or Multiemployer Plans covering employees of the Borrowers.

     9.20 COLLATERAL DOCUMENTS. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Lenders and the other secured parties named therein a legal, valid and enforceable first priority Lien (subject only to Liens permitted by Section 10.7) on all right, title and interest of the Borrowers in the collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no further filing will be necessary to perfect or protect such Liens.

     9.21 DEBT. As of the Closing Date, none of the Borrowers has any Debt secured by a lien on or security interest in any of the Properties.

     9.22 FLOOD HAZARD AREAS. Except as otherwise disclosed in the flood certifications obtained by Administrative Agent with respect to the Properties or as otherwise identified on the applicable survey, plat or map or other information delivered pursuant to Section 11.1.13, no portion of any Property is located within an area identified as a special flood hazardous area by the Federal Emergency Management Agency.

     9.23 USE OF PRODEEDS. The proceeds of the loans shall be distributed or loaned, directly or indirectly, to the Parent Guarantor to be used for general corporate purposes.

                             SECTION 10 COVENANTS.

     Until all obligations of Borrowers hereunder and under the other Loan Documents are paid in full, Parent Guarantor and each Borrower agree that, unless at any time the Required Lenders shall otherwise expressly consent in writing, each of them will comply with the following covenants to the extent expressly applicable to each of them:

     10.1  REPORTS,   CERTIFICATES  AND  OTHER   INFORMATION.   Furnish  to  the
Administrative Agent and each Lender:

     10.1.1 QUARTERLY STATEMENTS. As soon as available, but in any event within the earlier of (a) the 60th day after the end of each of the first three fiscal quarters of each fiscal year of the Parent Guarantor and (b) the day that is five (5) Business Days after the date the Parent Guarantor's quarterly report on Form 10-Q is required to be filed with the SEC (including any extensions of such date granted by the SEC or automatically effective upon the filing of a notice with the SEC), a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Parent Guarantor's fiscal year then ended,  setting  forth in each  case in  comparative  form the  figures  for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent Guarantor as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of the Parent Guarantor and Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

     10.1.2 ANNUAL STATEMENTS. (a) Promptly when available and in any event within 105 days after the end of each Fiscal Year, balance sheets of each Borrower as of the end of such Fiscal Year and the related statements of income or operations, shareholders' equity and statements of cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, together with a certificate of a Responsible Officer certifying that such financial statements fairly present the financial condition and results of operations of the Borrower as of the dates and periods indicated, subject only to the absence of footnotes and to normal year-end adjustments.

     (b) As soon as available, but in any event within the earlier of (i) the 105th day after the end of each fiscal year of the Parent Guarantor and (ii) the day that is five (5) Business Days after the date the Parent Guarantor's annual report on Form 10-K is required to be filed with the SEC (including any extensions of such date granted by the SEC or automatically effective upon the filing of a notice with the SEC), a consolidated balance sheet of the Parent Guarantor and Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by (1) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any "going concern" or like qualification, exception, assumption or explanatory language or any qualification, exception, assumption or explanatory language as to the scope of such audit and (2) an attestation report of such Registered Public Accounting Firm as to the Parent Guarantor's internal controls pursuant to Section 404 of Sarbanes-Oxley.

     10.1.3 COMPLIANCE CERTIFICATES. Contemporaneously with the delivery of the financial statements referred to in Sections 10.1.1 and 10.1.2, (i) a duly completed certificate in the form of Exhibit H signed by a Responsible Officer of the Borrower or the Parent Guarantor, as the case may be; and (ii) a copy of the Parent Guarantor's covenant compliance certificate delivered pursuant to that certain Credit Agreement, dated as of June 28, 2005, among Parent Guarantor, certain lenders, and Bank of America, N.A. as agent for such lenders, as amended, supplemented or otherwise modified from time to time or delivered pursuant to that certain Credit Agreement or any other credit facility refinancing such credit facility.

     10.1.4 REPORTS TO SEC AND TO SHAREHOLDERS. Within five days of the filing or sending thereof, a copy of any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed with the SEC or any securities exchange and any report, proxy statement or other communication to any Borrower's or the Parent Guarantor's shareholders generally.

     10.1.5 NOTICE OF DEFAULT, LITIGATION AND OTHER MATERIAL MATTERS. Promptly, and in any event three (3) Business Days after knowledge thereof by a Responsible Officer, of any of the following, written notice describing the same and the steps being taken by the Loan Party affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Borrowers to the Administrative Agent which has been instituted or, to the knowledge of the Borrowers, is threatened against any Loan Party or to which any of the Properties is subject which has had or is reasonably likely to have a Material Adverse Effect; (c) any ERISA Event; (d) any material change in accounting policies or financial reporting practices by any Loan Party other than those resulting from changes in GAAP; and
(e) the occurrence of any other event or circumstance (including any violation of any Environmental Law) and which has had or is reasonably likely to have a Material Adverse Effect.

     10.1.6 SUBSIDIARIES. Promptly upon the occurrence thereof, a written report of any change in Schedule 9.8.

     10.1.7 [Intentionally Omitted].

     10.1.8 OTHER INFORMATION. (a) From time to time such other information concerning Parent Guarantor, the Borrowers or the Properties as any Lender or the Administrative Agent may reasonably request. Documents required to be delivered pursuant to Section 10.1.1, 10.1.2, 10.1.3 or 10.1.4 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers post such documents, or provides a link thereto on the Borrowers website on the internet at its website address listed on Schedule 14.2; or (ii) on which such documents are posted on the Borrowers' behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrowers shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrowers shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrowers shall be required to provide paper copies of the certificates required by Section 10.1.3 to the Administrative Agent. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

     (b) The Borrowers hereby acknowledge that (i) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, "Borrowers' Materials") by posting the Borrowers' Materials on The Debt Exchange or another similar electronic system (the "Platform") and (ii) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or its securities) (each, a "Public Lender"). The Borrowers hereby agree that (A) all such Borrowers'

Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (B) by marking Borrowers' Materials "PUBLIC," the Borrowers shall be deemed to have authorized the Administrative Agent, the Arranger, and the Lenders to treat such Borrowers' Materials as not containing any material non-public information with respect to the Borrowers or its securities for purposes of United States Federal and state securities laws; provided that to the extent such Borrowers' Materials constitute Information, they shall be treated as set forth in Section 14.9; (C) all Borrowers' Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (D) the Administrative Agent and the Arranger shall treat any Borrowers' Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor." Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrowers' Materials "PUBLIC".

     10.2 BOOKS, RECORDS AND INSPECTIONS. Each Loan Party shall (a) keep its books and records in accordance with sound business practices sufficient to allow the Borrowers to prepare their financial statements in accordance with GAAP; (b) permit on reasonable notice and at reasonable times and intervals (or at any time without notice during the existence of an Event of Default), any Lender or the Administrative Agent or any representative thereof to inspect the Properties; and (c) permit on reasonable notice and at reasonable times and intervals (or at any time without notice during the existence of an Event of Default), the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Borrowers hereby authorize such independent auditors to discuss such financial matters with any Lender or the Administrative Agent or any representative thereof), and to examine (and, photocopy extracts from) any of its books or other corporate records. The Borrowers agree to pay the fees and out-of-pocket expenses of the Borrowers' auditors incurred in connection with any reasonable exercise of the rights of the Administrative Agent pursuant to this Section 10.2 following an Event of Default.

     10.3 INSURANCE. Each Borrower shall maintain, with reputable, financially sound insurance companies, (a) insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated (including commercial general liability occurrence form; property special coverage form to include fire, earthquake mine subsidence (if applicable) and flood, all at replacement cost, or as otherwise agreed by the Administrative Agent; rental, business interruption coverage on a combined business interruption extra expense form for a period of not less than twelve (12) months) (and, in any event, such insurance as may be required by any law or governmental regulation or any court order or decree), which in the case of such insurance, (b) the Administrative Agent will be shown as the mortgagee and/or loss payee and (c) the Administrative Agent, for the benefit of itself and the Lenders, will be shown as an additional insured. The Borrower will maintain flood hazard insurance acceptable to the Administrative Agent in its sole discretion with respect to any portion of any Property identified on the survey, plat or map delivered pursuant to Section 11.1.13 as being within an area identified as a special flood hazardous area by the Federal Emergency Management Agency. In the case of all insurance, (y) upon request of the Administrative Agent, furnish to the Administrative Agent a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Borrowers and their Subsidiaries and (z) such insurance shall provide for not less than 30 days' prior notice to the Administrative Agent of termination, lapse, or cancellation of such insurance.

     10.4 COMPLIANCE WITH LAWS; PAYMENT OF OBLIGATIONS. Each Loan Party shall:

     (a) Comply in all material respects with all material applicable laws (including Environmental Laws applicable to the Properties), rules, regulations, decrees, orders, judgments, licenses and permits, except in such instances in which (i) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect;

     (b) Pay and discharge, as the same shall become due and payable, all its obligations and liabilities applicable to the Properties, including (i) all tax liabilities, assessments and governmental charges or levies upon the Properties, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrowers; and (ii) all lawful claims which, if unpaid, would by law become a Lien upon the Properties. Without limiting the generality of the foregoing or any of the other provision of this Agreement, (1) the conviction of (or a plea of guilty (or such other plea with the equivalent legal effect as a plea of guilty) by) any Loan Party of any felony under any state or Federal law with respect to which all direct appeals as a matter of right have been exhausted and/or (2) the entry by a court of competent jurisdiction or any administrative agency under state or Federal law of any injunction or other form of equitable relief against any Loan Party enjoining all or a material portion of its ongoing business operations shall constitute a violation of this Section 10.4; and

     (c) Without limiting the above, each Borrower will (i) ensure that no person who owns a controlling interest in or otherwise controls a Borrower is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23,
2001), any related enabling legislation or any other similar Executive Orders, and (ii) comply with all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

     10.5 MAINTENANCE OF EXISTENCE, ETC. Each Loan Party shall, except in a transaction permitted by Section 10.11 (captioned "Mergers, Consolidations, Sales"), maintain and preserve (a) its existence and, to the extent applicable, good standing in the jurisdiction of its organization and (b) its qualification and, to the extent applicable, good standing as a foreign entity in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing would not (i) if cured, foreclose access to the courts of such jurisdiction in respect of events occurring prior to such cure or (ii) be reasonably likely to result in a Material Adverse Effect).

     10.6 LIMITATIONS ON DEBT. Borrowers shall not create, incur, assume or suffer to exist any Debt secured by a lien on or security interest in any of the Properties, except (a) obligations arising under the Loan Documents; and
(b)Hedging Obligations under a Hedging Agreement by and between any Borrower and the Administrative Agent, any other Lender, or any of their affiliates in connection with the Loan.

     10.7 LIENS. No Borrower shall create or permit to exist any Lien on any of the Properties, except (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (b) other than Liens securing any Hedging Obligations, Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics, landlords and materialmen and similar Liens and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds (other than bonds relating to litigation), bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; (c) Liens identified on Schedule 10.7; (d) Liens arising under Capital Leases and purchase money debt encumbering the property leased or purchased to the extent permitted by Section 10.6(b); (e) attachments, judgments and other similar Liens arising in connection with legal proceedings, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any Borrower taken as a whole and which do not in any case materially detract from the value of the property subject thereto; (g) leases or subleases identified on Schedule 10.7 - Part 1 and any other lease or sublease to Parent Guarantor or to a direct or indirect Subsidiary of Parent Guarantor (provided that such other lease or sublease is guaranteed by Parent Guarantor in form and substance satisfactory to Lenders);
(h) extensions, renewals or replacements of any Lien permitted by the foregoing provisions of this Section 10.7, but only if the principal amount of any Debt secured thereby immediately prior to such extension, renewal or replacement is not materially increased, such Lien is not extended to any other property, and the direct or any contingent obligor with respect thereto is not changed; (i) Liens arising under this Agreement or the Collateral Documents or any Hedging Agreement between any Borrower and the Administrative Agent, any other Lender, or any of their affiliates; (j) Liens and other matters disclosed by the Title Insurance Commitments, Title Insurance Policies and the Surveys; and (k) easements over a portion of Property B if and when granted by Borrower B to Kansas City Power & Light Company substantially in the form of Schedule 10.7 -
Part 2 to which the Administrative Agent and Lenders hereby consent and to which the Administrative Agent and Lenders agree to subordinate the lien of the Mortgage encumbering Property B (collectively, the exceptions identified in clauses (a) thru (k) above, "Permitted Liens").

     10.8 BUSINESS. Each Borrower shall not enter into any material business other than the businesses in which any Borrower is engaged on the date of this Agreement and reasonable extensions thereof.

     10.9 [Intentionally Omitted].

     10.10 INVESTMENTS. Each Borrower shall not make, incur, assume or suffer to exist any Investment in any other Person, except (a) Investments existing at the Closing Date and identified in Schedule 10.10; (b) Cash Equivalent Investments;
(c) loans or advances or capital contributions made by any Borrower to or other Investments in the Parent Guarantor or any other Consolidated Party; (d) advances made to employees for travel and relocation, signing bonus, hardship and other employment-related loans in an aggregate amount outstanding at any time not greater that $250,000.00; (e) Investments arising in connection with Hedging Agreements entered into to hedge bona fide business risks (and not for speculation); (f) joint ventures with or Investments in third parties (and loans, advances or capital contributions in connection therewith) in the ordinary course of business consistent with past practices; or (g) Investments to or in a Person who is or will in connection therewith become a Consolidated Party.

     10.11 MERGERS, CONSOLIDATIONS, SALES. Each Borrower shall not be a party to any merger or consolidation unless the Borrower is the survivor thereof, or sell, transfer, convey or lease any of the Properties after the date hereof, except for (i) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Borrower to or into the Parent Guarantor or other Consolidated Party or into, with or to any other Borrower; (ii) any merger or consolidation to effect, or any acquisition which constitutes, an Investment permitted by Section 10.10; (iii) leases to other than a Consolidated Party the terms of which are approved in advance by Administrative Agent; and (iv) the sale or other disposition of a Property by a Borrower provided that the mandatory prepayment is made pursuant to Section 6.1.

     10.12 USE OF PROCEEDS. Borrowers shall not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

     10.13 INCONSISTENT AGREEMENTS. Each Loan Party shall not enter into any agreement containing any provision which would be violated or breached by any borrowing by any Borrower hereunder or by the performance by any Borrower of any of its obligations hereunder or under any other Loan Document.

     10.14 TRANSACTIONS WITH AFFILIATES. Each Borrower shall not enter into or permit to exist any transaction, arrangement or contract with any of its Affiliates that is on terms which are materially less favorable than are obtainable from a Person which is not one of its Affiliates other than (a) transactions, arrangements or contracts with another Borrower or with Parent Guarantor or any direct or indirect wholly-owned Subsidiaries of Parent Guarantor, (b) the payment of reasonable and customary fees to and expenses of members of its Board of Directors, (c) the making of Investments by any Borrower permitted by this Agreement and any Debt resulting therefrom, or (d) loans, arrangements, agreements and other transactions which are not material in the aggregate.

     10.15 EMPLOYEE BENEFIT PLANS. Each Loan Party shall maintain each Plan (if any) in material compliance with all applicable requirements of law and regulations.

     10.16 ENVIRONMENTAL MATTERS. (a) Each Borrower shall comply in a reasonable and cost-effective manner with any valid judicial or administrative order requiring the performance at any of the Properties of activities in response to the release or threatened release of a Hazardous

Material except for the period
of time that the Borrower is diligently in good faith contesting such order, (b) notify the Administrative Agent within 30 days after the receipt of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the release or threatened release of a Hazardous Material at the Properties, and (c) notify the Administrative Agent within 30 days after any release, threatened release or disposal of Hazardous Material reported to any Governmental Authority at Properties.

     10.17 [Intentionally Omitted].

     10.18 FURTHER ASSURANCES. Each Loan Party shall take such actions as are reasonably necessary, or as the Administrative Agent (or the Required Lenders acting through the Administrative Agent) may reasonably request, from time to time (including the execution and delivery of pledge agreements, financing statements, and other documents, and the filing of any of the foregoing) to ensure that the obligations of the Borrowers hereunder and under the other Loan Documents and any Hedging Obligations of the Borrowers owing to any Lender or any Affiliate of any Lender are secured by first-priority Liens (subject only to Liens permitted by the Loan Documents) on the Properties.

     10.19 MAINTENANCE; ALTERATIONS; INSPECTIONS.

     10.19.1 MAINTENANCE. Each Borrower shall: (i) maintain the Mortgaged Estate in good condition and repair, subject to ordinary wear and tear; (ii) not commit or suffer to be committed any waste of the Mortgaged Estate; (iii) comply with all applicable laws, ordinances, regulations and restrictions now or hereafter affecting the Mortgaged Estate; and (iv) not do or permit to be done any act intentionally designed to diminish the value of the Mortgaged Estate.

     10.19.2 ALTERATIONS. Each Borrower shall not remove, demolish or alter any of the Improvements without the prior written approval of Administrative Agent; provided, however, that each Borrower may make interior, nonstructural alterations and exterior improvements (e.g. new roof, re-paving parking lot) to each Property in an amount not to exceed $1,000,000 in each calendar year for each Property; provided, however that Borrower shall obtain Lenders' prior written consent to expand any building or facility on a Property. Borrower shall complete any construction or alteration of the Mortgaged Estate in a good and workmanlike manner.

     10.19.3 INSPECTIONS. Administrative Agent shall have the right at any time, upon reasonable prior notice to Borrowers, to enter upon the Mortgaged Estate for the purpose of inspecting the same or to exercise any of its rights and remedies under the Loan Documents.

     10.20 [Intentionally Omitted].

     10.21 MINIMUM INTEREST COVERAGE RATIO. Parent Guarantor shall not permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Parent Guarantor to be less than 4.00:1.00.

             SECTION 11 EFFECTIVENESS; CONDITIONS OF LENDING; ETC.

     11.1 CLOSING DATE. The obligation of the Lenders to make the Loans is subject to the conditions precedent that the Administrative Agent shall have received all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts (if applicable) to provide one for the Administrative Agent and each Lender (and the date on which all such conditions precedent have been satisfied or waived in writing by the Administrative Agent and the Lenders is called the "Closing Date"):

     11.1.1 AGREEMENT AND NOTES. Counterparts of this Agreement executed by each of the parties hereto (it being understood that the Administrative Agent may rely on a facsimile copy of the applicable signature page of this Agreement in determining whether any party hereto has executed and delivered a counterpart hereof) and a Note for each Lender that has required a Note pursuant to Section 3.2.

     11.1.2 RESOLUTIONS; ORGANIZATIONAL DOCUMENTs. Certified copies of resolutions of the Board of Directors of each Loan Party authorizing or ratifying the execution, delivery and performance by such Person of the Loan Documents to which such Person is a party and copies of each Loan Party's articles or certificate of incorporation, by-laws, articles of organization, certificate of formation, operating agreement and/or analogous documents.

     11.1.3 INCUMBENCY AND SIGNATURE CERTIFICATES. A certificate of the Secretary or an Assistant Secretary (or other appropriate officer) of each Loan Party certifying the names of the officer or officers of such Person authorized to sign the Loan Documents to which such Person is a party, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

     11.1.4 OTHER LOAN DOCUMENTS. Counterparts of the Guaranty, each Mortgage, and each other Collateral Document, each executed by the appropriate Loan Party.

     11.1.5 OPINIONS OF COUNSEL. Opinions of counsel for each Loan Party, including local counsel, satisfactory to the Administrative Agent.

     11.1.6 INSURANCE. Evidence of the existence of insurance required to be maintained pursuant to Section 10.3, together with evidence that the Administrative Agent has been named as a lender's loss payee and the Administrative Agent has been named as an additional insured on all related insurance policies, as appropriate.

     11.1.7 PAYMENT OF FEES. Evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, including, without limitation, fees in the amounts and at the times specified in the Fee Letter, closing, documenting and underwriting the transaction, due diligence, title premiums, surveys, the appraisals and recording the Mortgages and the financing statements, together with all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by the Administrative Agent through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Borrowers and the Administrative Agent).

     11.1.8 SEARCH RESULTS; LIEN TERMINATIONS. Certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Loan Party (under their present names and, if required by the Administrative Agent, any previous names) as debtors, together with (a) copies of such financing statements, and
(b) such Uniform Commercial Code termination statements or other Lien releases as the Administrative Agent may reasonably request.

     11.1.9 APPRAISAL. Appraisal of each Property, which shall be reasonably acceptable to the Administrative Agent.

     11.1.10 TITLE INSURANCE. The Borrowers shall have delivered to the Administrative Agent a commitment ("Title Insurance Commitment") to deliver an ALTA Lenders title insurance policy ("Title Insurance Policy") covering the Properties in favor of the Administrative Agent, such policy to be in the amount not less than $120,000,000 and to be reasonably satisfactory to the Administrative Agent with such customary endorsements and affirmative assurances issued by First American Title Insurance Company as a routine matter.

     11.1.11 ENVIRONMENTAL REPORT. At least ten (10) days prior to the Closing Date, the Administrative Agent shall have received an environmental report for each Property addressed to the Administrative Agent and each Lender or accompanied by a letter allowing such Persons to rely thereon (each an "Environmental Report" and collectively the "Environmental Reports").

     11.1.12 FILINGS, REGISTRATIONS AND RECORDINGS. The Administrative Agent shall have received each document (including financing statements, fixture filings and the Mortgages) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Permitted Liens), which shall be in proper form for filing, registration or recording.

     11.1.13 SURVEY. An ALTA/ACSM survey of each Property reasonably acceptable to the Administrative Agent (the "Surveys").

     11.1.14 FLOOD HAZARD. The Administrative Agent shall have received evidence that no Property is located in an area designated by the Secretary of Housing and Urban Development as a special flood zone area, or flood hazard insurance acceptable to Administrative Agent in its sole discretion.

     11.1.15 LEASE EXTENSION. As of the Closing Date, the Administrative Agent shall have received a copy of the lease extension of Borrower A's tenant of Properties A1 and A2 extending its lease of such property to at least December 31, 2027.

     11.1.16 OTHER. Such other documents as the Administrative Agent or any Lender may reasonably request.

                 SECTION 12 EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     12.1.1 NON-PAYMENT OF THE LOANS, ETC. The Borrower fails to pay (a) when and as required to be paid herein, any amount of principal of any Loan, or (b) within three Business Days after the earlier of a Responsible Officer becoming aware of such default or written notice of such default thereof has been given to the Borrower by the Administrative Agent, any interest on any Loan, any commitment or other fee due hereunder or any other amount payable hereunder or under any other Loan Document.

     12.1.2 NON-PAYMENT OF OTHER DEBT. Any default by Parent Guarantor or any Borrower shall occur under the terms applicable to any Debt of the Parent Guarantor or any Borrower in an amount exceeding $30,000,000 and such default continues beyond any applicable period of grace, notice and cure and shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt, or (c) permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

     12.1.3 BANKRUPTCY, INSOLVENCY, ETC. Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver, receiver and manager, administrator, liquidator, provisional liquidator or other custodian for such Loan Party or any property thereof, or makes a general assignment for the benefit of creditors or, in the absence of such application, consent or acquiescence, a trustee,
receiver,   receiver  and  manager,   administrator,   liquidator,   provisional
liquidator or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 30 days; any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 60 days undismissed; or any Loan Party takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     12.1.4 NON-COMPLIANCE. (a) Failure by any Borrower to comply with or to perform any covenant set forth in Section 10.1.5, Sections 10.3, 10.5, 10.7 (if the subject Lien is superior in priority to the Lien of the applicable Loan Documents), Sections 10.10 through 10.13 (b) failure by Borrowers to comply with or perform any covenant set forth in Section 10.1.1 through Section 10.1.4 (and not constituting an Event of Default under any other provision of this Agreement) and continuance of such failure for five Business Days after notice thereof to such Loan Party from the Administrative Agent or any Lender; or (c) a default under, or failure by any Loan Party to comply with or to perform any other term, covenant or agreement contained in any Loan Document (and not constituting an Event of Default under any other provision of this Agreement) and continuance of such failure for 30 days after notice thereof to Representative

Borrower from the Administrative Agent or any Lender (provided, however, that if such default is of such a nature that it can be cured by Borrowers, but cannot be cured within 30 days, Borrowers shall have such additional time to cure such default as may be reasonably necessary if Borrowers commence to cure such default within said 30 day period and thereafter pursue such cure with diligence and continuity to completion).

     12.1.5 REPRESENTATION AND WARRANTIES. Any representation or warranty made by any Loan Party herein is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to the Administrative Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

     12.1.6 ERISA. (a) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or (b) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $20,000,000.

     12.1.7 JUDGMENTS. Final judgments which exceed an aggregate of $30,000,000 shall be rendered against any Loan Party (to the extent not covered by independent third-party insurance) and (A) enforcement proceedings are commenced by any creditor upon such judgment or order and (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

     12.1.8 CHANGE IN CONTROL. A Change in Control shall occur.

     12.1.9 INVALIDITY OF LOAN DOCUMENTS. Any Loan Document shall cease to be in full force and effect with respect to any Loan Party; or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Loan Document to which such Person is a party or the validity, perfection or priority of any Lien granted in favor of the Administrative Agent.

     12.1.10 GUARANTOR. A default by Parent Guarantor under the Guaranty occurs or Parent Guarantor shall, or shall attempt to, terminate or revoke its obligations under the Guaranty.

     12.2  EFFECT OF EVENT OF  DEFAULT.  If any Event of  Default  described  in
Section 12.1.3 shall occur with respect to any Loan Party, the Loans and all other Commitments hereunder (if they have not theretofore terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable, all without presentment, demand, protest or notice of any kind; and in the case of any other Event of Default, the Administrative Agent shall, upon written request of the Required Lenders, declare the all or any part of the Loans and all other Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable and/or demand, whereupon the Loans and all other Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable, all without presentment, demand, protest or notice of any kind. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or 12.1.3 may be waived by the written concurrence of all of the Lenders, and the effect as an Event of Default of any other event described in this Section 12 may be waived by the written concurrence of the Required Lenders.

                      SECTION 13 THE ADMINISTRATIVE AGENT.

     13.1 APPOINTMENT AND AUTHORITY. Each of the Lenders hereby irrevocably (except as set forth in Section 13.6) appoints Bank of the West to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (other than Section 13.10) are solely for the benefit of the Administrative Agent and the Lenders, and neither the Loan Parties nor any other Person shall have rights as a third party beneficiary of any of such provisions.

     13.2 RIGHTS AS A LENDER. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

     13.3 EXCULPATORY PROVISIONS. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

          (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or an Unmatured Event of Default has occurred and is continuing;

          (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

          (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

     (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.1 or 14.1) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Event of Default or Unmatured Event of Default unless and until notice describing such Event of Default or Unmatured Event of Default is given to the Administrative Agent by any Loan Party or a Lender.

     (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default or Unmatured Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in
Section 11 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     13.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     13.5 DELEGATION OF DUTIES. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     13.6 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Loan Parties, and the Required Lenders may remove the Administrative Agent at any time if it has breached its obligations under the Loan Documents. Upon such resignation or removal, the Required Lenders shall have the right, in consultation with the Loan Parties, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or the Required Lenders' removal of the Administrative Agent, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Loan Parties and the Lenders that no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice and (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 13.6. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retired or removed Administrative Agent, and the retired or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 13.6). The fees payable by the Loan Parties to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Loan Parties and such successor. After such retirement or removal, the provisions of this Article and Section
14.4 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

     13.7 NON RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

     13.8 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding, the Arranger and the Syndication Co-Agent shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents.

     13.9 ADMINISTRATIVE AGNET MAY FILE PROOFS OF CLAIM. In case of the pendency of any proceeding under any debtor relief law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the obligations of the Loan Parties under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 5 or 14.4) allowed in such judicial proceeding; and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 5 or 14.4.

     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations of the Loan Parties under the Loan Documents or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     13.10 COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize the Administrative Agent to (and upon request of the Loan Parties, the Administrative Agent shall):

     (a) release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all outstanding obligations of the Loan Parties under the Loan Documents (other than contingent indemnification obligations), (ii) that is sold or transfer as part of or in connection with any transfer permitted hereunder or under any other Loan Document or (iii) subject to Section 14.1, if approved, authorized or ratified in writing by the Required Lenders; and

     (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 10.7(d);

     In determining whether any such release or subordination is permitted, the Administrative Agent may rely conclusively on a certificate from the Loan Parties. Notwithstanding the Administrative Agent's right to take the actions described above, the Required Lenders will, upon request by the Administrative Agent at any time, confirm in writing the Administrative

Agent's authority to release or subordinate its interest in particular types or items of property or to release Parent Guarantor from its obligations under the Guaranty pursuant to this Section 13.10 (and the Administrative Agent shall not incur any liability to the Loan Parties or any other Person for any delay resulting from any such request by the Administrative Agent).

                               SECTION 14 GENERAL.

     14.1 WAIVER; AMENDMENTS. No delay on the part of the Administrative Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent or forbearance with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and signed and delivered by Lenders having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall (i) extend the date fixed for any scheduled payment of any principal of or interest on the Loans, any fees payable hereunder or any amount payable pursuant to
Section 7.5 or Section 8, (ii) reduce the principal amount of any Loan, the rate of interest thereon, any fees payable hereunder or any amount payable pursuant to Section 7.5 or Section 8, (iii) release the Guaranty or all or substantially all of the collateral granted under the Collateral Documents, or (iv) change the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of each Lender affected thereby. No amendment, modification, waiver or consent shall extend the term of or increase the amount of any Commitment of any Lender without the consent of such Lender. No provision of Section 13 shall be amended, modified or waived without the consent of the Administrative Agent. Any amendment, modification, waiver or consent approved by the Required Lenders shall promptly be delivered by Administrative Agent to each Lender or made available to each Lender on the Platform.

     14.2 NOTICES. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices (a) in the case of the Loan Parties or the Administrative Agent, on Schedule 14.2 or to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other Lender, in such Lender's Administrative Questionnaire or to the such other address as shall be designated by such Lender in a notice to the Loan Parties and the Administrative Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (1) if delivered by hand or by courier, when signed for by the intended recipient, (2) if delivered by mail, four Business Days after deposit in the mails, postage prepaid, (3) if delivered by facsimile, when sent and receipt has been confirmed by telephone, and (4) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided that notices and other communications to the Administrative Agent pursuant to Sections 2 and 6 shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 14.2 (in the case of the Loan Parties or the Administrative Agent) or in the applicable Administrative Questionnaire (in the case of a Lender) or such other telephone number as shall have been specified pursuant to the procedures above, it being understood that a voicemail message shall not be effective as a notice, communication or confirmation hereunder.

     (b) EFFECTIVENESS OF FACSIMILE DOCUEMNTS AND SIGNATURES. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (c) USE OF ELECTRONIC MAIL. Notices and other communications to Administrative Agent and the Lenders may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender if such Lender has notified the Administrative Agent and Borrowers that it is incapable of receiving notices under such by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

     (d) RELIANCE BY ADMINISTRATIVE AGENT AND LENDERS. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices of borrowing, conversion and continuation) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each Lender and their respective Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties, except to the extent resulting from the gross negligence or willful misconduct of the applicable Indemnitee. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

     (e) THE PLATFORM. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMPANY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWERS' MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWERS' MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to the Loan Parties, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties' or the Administrative Agent's transmission of Borrowers' Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to the Loan Parties, any Lender, or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

     14.3 PAYMENTS SET ASIDE. To the extent that the Borrowers make a payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

     14.4 EXPENSES; INDEMNITY; DAMAGE WAIVER.

     (a) COSTS AND EXPENSES. The Borrowers shall pay (i) all reasonable expenses incurred by the Administrative Agent, the Syndication Co-Agent and each of their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and Syndication Co-Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable out of pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agent, or any Lender, after an Event of Default (in the case solely of any Lender that is not the Administrative Agent) and in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 14.4, or (B) in connection with the Loans made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

     (b) INDEMNIFICATION BY THE BORROWERS. The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom,
(iii) any actual or alleged presence or release of Hazardous Materials on or from the Properties, or any claim or liability under any Environmental Law related in any way to the Properties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if such Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Notwithstanding anything to the contrary in this Section 14.4(b), the Borrowers shall not reimburse any Lender (other than the
Administrative Agent and Syndication Co-Agent) for any costs, fees or expenses relating to the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents and matters relating thereto.

     (c) REINBURSEMENT BY LENDERS. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative

Agent (or any such sub-agent) or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

     (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the fullest extent permitted by applicable law, no Borrower shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

     (e) PAYMENTS. All amounts due under this Section shall be payable not later than thirty days after demand therefor (it being understood that any such demand shall be accompanied by an invoice or statement setting forth in reasonable detail the basis for such demand, but that such detail shall not necessarily consist of (or include) the day-to-day time summaries of the pertinent professionals and further shall take into account and be subject to the preservation of any attorney/client privilege).

     (f) SURVIVAL. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under the Loan Documents.

     14.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the permitted successors and assigns of the Lenders and the Administrative Agent. No Borrower may assign its interest under this Agreement unless such assignment is to a Subsidiary of Parent Guarantor and, concurrently with such assignment, the assignee (i) takes title to all Properties owned by the assignor Borrower, subject to the Mortgage related thereto and, (ii) executes a joinder agreement to this Agreement whereby it becomes a "Borrower" hereunder, subject to all rights and obligations as a "Borrower" hereunder, and otherwise in form and substance satisfactory to the Administrative Agent.

     14.6 ASSIGNMENTS; PARTICIPATIONS.

     (a) ASSIGNMENTS BY LENDERS. Any Lender may at any time assign to one or more assignees (each an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

          (i) Minimum Amounts.

               (A) in the case of an assignment of the entire remaining amount of the assigning Lender's Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

               (B) in any case not described in clause (i) above, the aggregate amount of the Loans, being assigned and being retained (if any), determined as of the Assignment Date, shall not be less than $5,000,000; provided that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Assignee (or to an Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met as long as each Lender has a Loan equal to or in excess of $5,000,000.

          (ii) PROPORTIONATE AMOUNTS. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans assigned;

          (iii) PROHIBITED TRANSFERS/REQUIRED CONSENTS. No consent shall be required for any assignment except to the extent required by clause
     (a)(i)(B) of this Section and, in addition the consent of the Administrative Agent (which consent shall not be unreasonably withheld) shall be required if such assignment is of a Loan to a Person that is not a Lender.

          (iv) ASSIGNMENT AND ASSUMPTION. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 14.6; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          (v) NO ASSIGNMENT TO BORROWER. No such assignment shall be made to any Borrower or any of the Borrower's Affiliates or Subsidiaries.

          (vi) NO ASSIGNMENT TO NATURAL PERSONS. No such assignment shall be made to a natural person.

          (vii) NO COST TO BORROWERS. No Loan Party will incur any costs or expenses in connection with any such assignment.


Subject to acceptance thereof by the Administrative Agent, from and after the effective date specified in each Assignment and Assumption, the Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 7.5, 8.1, 8.4 and 14.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the Assignee. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (b) below.

     (b) Participations.

          (i) Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Loans owing to it); provided that (v) (x) such Lender's obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (z) the Borrower, the Administrative Agent, and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

          (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 14.1 that affects such Participant. Subject to clause (iii) below, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 7.5, 8.1 and 8.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (a) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 7.3 as though it were a Lender, provided such Participant agrees to be subject to
     Section 7.4 as though it were a Lender.

          (iii) LIMITATIONS UPON PARTICIPANT RIGHTS. A Participant shall not be entitled to receive any greater payment under Section 7.5, 8.1, or 8.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 7.5 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 7.5 as though it were a Lender.

     (c) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a

Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

     (d) ELECTRONIC EXECUTION OF ASSIGNMENTS. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

     (e) SPECIAL PURPOSE FUNDING VEHICLES. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an "SPC") the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that
(i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 8.1), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment by the SPC of a processing fee in the amount of $2,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC. No Loan Party will incur any costs or expenses in connection with any such assignment or participation.

     14.7 GOVERNING LAW. This Agreement and each Note shall be a contract made under and governed by the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrowers and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

     14.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     14.9 CONFIDENTIALITY. The Administrative Agent and the Lenders shall hold all non-public information related to the Borrower and its Subsidiaries obtained in connection with this Agreement or the transactions contemplated hereby in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and, in any event, may make disclosure on the same confidential basis as provided for herein provided that such disclosure is reasonably required by any actual or bona fide potential transferee or participant in connection with the contemplated transfer of any Loan or participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or consisting of general portfolio information that does not identify  the Borrower by name or general  description;  provided  that,  unless specifically prohibited by applicable law or court order, each of the Administrative Agent and each Lender shall notify the Borrower of any request by any governmental agency or representative thereof or pursuant to legal process (other than any such request in connection with an examination of the financial condition of the Administrative Agent or such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.

     14.10 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Administrative Agent and their respective Related Parties, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     14.11 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF MISSOURI OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH OF THE ADMINISTRATIVE AGENT, EACH LOAN PARTY AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF MISSOURI AND OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI FOR THE PURPOSE OF ANY

SUCH LITIGATION AS SET FORTH ABOVE. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF MISSOURI. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     14.12 WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT, EACH LOAN PARTY, AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     14.13 MISSOURI STATUTORY NOTICE. The Following notice is given to comply with Mo. Rev. Stat. Section 432.045:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (COMPANY(S)) AND US (CREDITOR) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     14.14 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents (and any fee letter between the Borrowers and the Administrative Agent and/or the Arranger), embodies the entire agreement and understanding among the Borrowers, the Lenders, and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     14.15 NO ADVISORY OR FIDUCIARY RESPONSIBILITY. In connection with all aspects of each transaction contemplated hereby, the Borrowers acknowledge and agree, and acknowledges its Affiliates' understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm's-length commercial transaction between the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand, and the Borrowers and the other Loan Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and the Arranger each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any of the Borrowers, any other Loan Party or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor the Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower or any other Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or the Arranger has advised or is currently advising any of the Borrowers, the other Loan Parties or their respective Affiliates on other matters) and neither the Administrative Agent nor the Arranger has any obligation to any of the Borrowers, any other Loan Party or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the Arranger have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrowers and each other Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrowers hereby waive and release, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty.

     14.16 USA PATRIOT ACT NOTICE. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers and Parent Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers and Parent Guarantor, which information includes the name and address of the Borrowers and Parent Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers and Parent Guarantor in accordance with the Act.

     14.17 PRESS RELEASES. Except as otherwise required by law, all press releases or other dissemination of information to the media or responses to requests from the media for information related to the transactions contemplated hereby shall be subject to the prior written approval of the Administrative Agent and Representative Borrower; provided, however, that such approval shall not be unreasonable withheld or denied.

     14.18 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

     14.19 RELEASE OF COLLATERAL. Lender acknowledges that Borrower intends to legally subdivide Property C after the date of this Agreement as generally set forth in the drawings attached hereto as Schedule 14.19 in order to separate Property C into two parcels, one of which will consist of approximately 36.9 acres of unimproved land (the "Unimproved Land"), and one of which will consist of approximately 27.7 acres of land upon which a production facility is constructed (the "Improved Land"). Borrower shall submit to Administrative Agent for review all material documents prepared in connection with such subdivision and shall execute, with respect to the Unimproved Land, all easements and other agreements Administrative Agent deems necessary, in its sole discretion, to the use and operation of the Improved Land. Following the recordation of the subdivision of Property C in the public records of the applicable County, Administrative Agent shall deliver to the applicable Borrower (without requiring any prepayment or other pay down of any of the Loans), at the expense of Borrowers, a partial release of the applicable Mortgage as to the Unimproved Land or any portion thereof, properly executed and in recordable form. Upon such release, the applicable Unimproved Land shall no longer be "Property" hereunder.










     [Remainder of page intentionally left blank; Signature page to follow]

     Delivered as of the day and year first above written.


                                      DST REALTY, INC.


                                      By: /s/ Thomas R. McGee, Jr.
                                         ---------------------------
                                      Name:  Thomas R. McGee, Jr.
                                      Title:  Vice President/Assistant Secretary

                                      WESTSIDE INDUSTRIAL PARK, L.L.C.

                                          By:  Boulevard Realty, Inc.
                                          Its: Manager


                                      By: /s/ Thomas R. McGee, Jr.
                                         ---------------------------
                                      Name:  Thomas R. McGee, Jr.
                                      Title:  Vice President/Assistant Secretary


                                      DST REALTY OF CALIFORNIA, INC.


                                      By: /s/ Thomas R. McGee, Jr.
                                         ---------------------------
                                      Name:  Thomas R. McGee, Jr.
                                      Title:  Executive Vice President


                                      DST REALTY CONNECTICUT, INC.


                                      By: /s/ Thomas R. McGee, Jr.
                                         ---------------------------
                                      Name:  Thomas R. McGee, Jr.
                                      Title:  Vice President/Assistant Secretary


                                      BANK OF THE WEST, as Lender and Agent


                                      By: /s/ Tim Kyndesen
                                         ---------------------------
                                      Name: Tim Kyndesen
                                      Title:  Senior Vice President


                                      ENTERPRISE BANK & TRUST, as Lender and
                                      Syndicated Co-Agent


                                      By: /s/ Paul S. Baker
                                         ---------------------------
                                      Name: Paul S. Baker
                                      Title:  Senior Vice President

                                      SUMITOMO MITSUI BANKING CORPORATION,
                                      as Lender


                                      By: /s/ Leo E. Pagarigan
                                         ------------------------------------
                                      Name: Leo E. Pagarigan
                                      Title: General Manager


                                      THE PRIVATEBANK AND TRUST COMPANY,
                                      as Lender


                                      By: /s/ Allison L. Sims
                                         ------------------------------------
                                      Name: Allison L. Sims
                                      Title: Associate Managing Director


                                      BANK OF BLUE VALLEY, as Lender


                                      By: /s/ Ralph J. Schramp
                                         ------------------------------------
                                      Name: Ralph J. Schramp
                                      Title: Senior Vice President


                                      M&I MARSHALL AND ILSLEY BANK, as Lender


                                      By: /s/ Aaron M. Wiechman
                                         ------------------------------------
                                      Name: Aaron M. Wiechman
                                      Title: Commercial Banking Officer


                                      M&I MARSHALL AND ILSLEY BANK, as Lender


                                      By: /s/ Sam S. Pepper, Jr.
                                         ------------------------------------
                                      Name: Sam S. Pepper, Jr.
                                      Title: Executive Vice President



                                       57